AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

THIS AMENDMENT (“Agreement”) is made and entered into this 1st day of May, 2015 to a CONVERTIBLE PROMISSORY NOTE (the “Promissory Note”), dated as of January 16, 2015, by and among (i) MARK ELLIOTT, an individual (“Investor”); and (ii) BOXLIGHT CORPORATION (formerly, LOGICAL CHOICE CORPORATION, a Nevada corporation (“Company”).

1. Section 1, paragraph 1.3 of the Promissory Note is deleted in its entirety and is replaced by the following:

1.3 “Maturity Date” means September 30, 2015.

2. Except as amended by this Agreement all of the terms and conditions of the Convertible Promissory Note shall remain in full force and effect and are incorporated herein by this reference as though more fully set forth herein at length.

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Signature page follow

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement on the date first above written.

BOXLIGHT CORPORATION
(formerly, Logical Choice Corporation)

By:	/s/ Sheri Lofgren
Name:	Sheri Lofgren
Title:	Chief Financial Officer

INVESTOR

/s/ Mark Elliott
MARK ELLIOTT

MARK ELLIOTT